Exhibit 99.1

Advanta Reports Fourth Quarter and Full Year 2004 Earnings; 2004 Advanta Business Cards Net Income Increased 33%

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--Jan. 25, 2005--Advanta Corp. (NASDAQ:ADVNB;ADVNA) today reported net income for Advanta Business Cards of $13.2 million for fourth quarter and $46.0 million for full year 2004. This compares to $11.6 million for fourth quarter 2003 and $34.6 million for full year 2003.
    "The increased profitability of Advanta Business Cards in 2004 reflects our continued success in attracting and retaining high credit quality customers and building strong relationships with these customers through the services we offer," said Dennis Alter, Chairman and CEO. "The benefits of our strategy are evident in the asset quality of our portfolio, which ended the year with the best metrics that we have reported since we began focusing exclusively on the small business credit card market."
    Advanta reported consolidated net income for fourth quarter 2004 of $13.7 million or $0.48 per diluted share for Class A and Class B shares combined as compared to consolidated net income of $11.2 million or $0.44 per combined diluted share for fourth quarter 2003. Consolidated net income for fourth quarter 2004 includes a $0.01 per diluted share asset valuation gain associated with the Company's venture capital portfolio and a $0.01 per diluted share net gain on discontinued operations.
    On a full year basis, Advanta reported consolidated net income of $44.7 million or $1.62 per combined diluted share as compared to $28.2 million or $1.13 per combined diluted share for 2003. Consolidated net income for 2004 includes a $0.03 per diluted share asset valuation charge associated with the Company's venture capital portfolio, a $0.02 per diluted share charge associated with the closure of the Company's New York venture capital office in the first quarter of 2004 and a $0.02 per diluted share net gain on discontinued operations. Consolidated net income for 2003 includes a $0.09 per diluted share asset valuation charge associated with the Company's venture capital portfolio and an $0.08 per diluted share net loss on discontinued operations.
    Advanta Business Card results for fourth quarter 2004 reflect a 127 basis point decline in net principal charge-offs on managed receivables to 6.04% on an annualized basis as compared to 7.31% for fourth quarter 2003. Over 30 day delinquencies on managed receivables declined 170 basis points to 4.12% and over 90 day delinquencies on managed receivables decreased 94 basis points to 1.99%, each as compared to fourth quarter 2003. Business Cards ended the quarter with managed receivables of $3.3 billion as compared to $3.0 billion at December 31, 2003. Net principal charge-offs on owned receivables decreased 90 basis points to 5.94% on an annualized basis for fourth quarter 2004 as compared to 6.84% for fourth quarter 2003. Over 30 day delinquencies on owned receivables declined 101 basis points to 3.87% and over 90 day delinquencies on owned receivables decreased 58 basis points to 1.87%, each as compared to fourth quarter 2003. Owned Business Card receivables were $730 million at December 31, 2004 as compared to $518 million at December 31, 2003.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, January 25, at 9:00 a.m. Eastern time. The call will be broadcast simultaneously for the public over the Internet through www.advanta.com or www.vcall.com. To listen to the live call, please go to the website at least 15 minutes early to register, download, and install any necessary audio software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing 719-457-0820 and referring to confirmation code 4677504. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in this press release or our statistical supplements, both available at www.advanta.com in the "Corporate Info" section.

    About Advanta

    Advanta focuses on the small business market and related community, providing funding and support to the nation's small businesses through innovative products and services. Using its direct marketing and information based expertise, Advanta identifies potential customers and provides a high level of service tailored to the unique needs of small businesses. Advanta is one of the nation's largest issuers (through Advanta Bank Corp.) of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending and direct mail, affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that these non-GAAP financial measures used in managing the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.



                               ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)

                          Three Months Ended
                          December 31, 2004
----------------------------------------------------------------------

                                   Advanta
                                   Business Venture
                                    Cards   Capital Other (A)   Total
                                   -------- ------- --------- --------
Interest income                    $27,694  $    7  $  2,513  $30,214
Interest expense                     8,842      60     3,059   11,961
                                   -------- ------- --------- --------
Net interest income                 18,852     (53)     (546)  18,253
Provision for credit losses         10,721       0       (16)  10,705
                                   -------- ------- --------- --------
Net interest income after
 provision for credit losses         8,131     (53)     (530)   7,548
Noninterest revenues:
  Securitization income             28,192       0         0   28,192
  Servicing revenues                12,502       0         0   12,502
  Other revenues, net               28,898     510     1,748   31,156
                                   -------- ------- --------- --------
Total noninterest revenues          69,592     510     1,748   71,850
Operating expenses                  56,872      27     1,218   58,117
                                   -------- ------- --------- --------
Income before income taxes          20,851     430         0   21,281
Income tax expense                   7,688     191         0    7,879
                                   -------- ------- --------- --------
Income from continuing operations   13,163     239         0   13,402
Gain, net, on discontinuance of
 mortgage and leasing businesses,
 net of tax                              0       0       308      308
                                   -------- ------- --------- --------
Net income                         $13,163  $  239  $    308  $13,710
                                   ======== ======= ========= ========

                          Three Months Ended
                          December 31, 2003
----------------------------------------------------------------------

                                   Advanta
                                   Business Venture
                                    Cards   Capital Other (A)   Total
                                   -------- ------- --------- --------
Interest income                    $24,464  $    0  $  1,890  $26,354
Interest expense                     9,859      90     1,012   10,961
                                   -------- ------- --------- --------
Net interest income                 14,605     (90)      878   15,393
Provision for credit losses         10,163       0       (14)  10,149
                                   -------- ------- --------- --------
Net interest income after
 provision for credit losses         4,442     (90)      892    5,244
Noninterest revenues:
  Securitization income             32,896       0         0   32,896
  Servicing revenues                11,298       0         0   11,298
  Other revenues, net               25,995      (6)    2,651   28,640
                                   -------- ------- --------- --------
Total noninterest revenues          70,189      (6)    2,651   72,834
Expenses:
  Operating expenses                55,790     573     1,323   57,686
  Minority interest in income of
   consolidated subsidiary               0       0     2,220    2,220
                                   -------- ------- --------- --------
Total expenses                      55,790     573     3,543   59,906
                                   -------- ------- --------- --------
Income (loss) before income taxes   18,841    (669)        0   18,172
Income tax expense (benefit)         7,254    (258)        0    6,996
                                   -------- ------- --------- --------
Net income (loss)                  $11,587  $ (411) $      0  $11,176
                                   ======== ======= ========= ========

(A) Other includes investment and other activities not attributable to the Advanta Business Cards or Venture Capital segments.


                               ADVANTA
                   SUPPLEMENTAL NON-GAAP DISCLOSURE
            ADVANTA BUSINESS CARDS MANAGED INCOME STATEMENT
                            (in thousands)

In addition to evaluating the financial performance of the Advanta Business Cards segment under U.S. generally accepted accounting principles (GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed business credit card receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivables had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in business credit card securitizations. A reconciliation of these managed financial measures to the most directly comparable GAAP financial measures is included in this press release.

                                                  Three Months Ended
                                               -----------------------
                                                 Dec. 31,    Dec. 31,
                                                   2004        2003
                                                ----------  ----------
Interest income                                 $ 116,673   $ 114,504
Interest expense                                   26,127      20,946
                                                ----------  ----------
Net interest income                                90,546      93,558
Provision for credit losses                        49,178      54,053
                                                ----------  ----------
Net interest income after provision for credit
 losses                                            41,368      39,505
Noninterest revenues                               36,355      35,126
                                                ----------  ----------
Risk-adjusted revenues (A)                         77,723      74,631
Operating expenses                                 56,872      55,790
                                                ----------  ----------
Income before income taxes                         20,851      18,841
Income tax expense                                  7,688       7,254
                                                ----------  ----------
Net income                                      $  13,163   $  11,587
                                                ==========  ==========

Average managed business credit card
 receivables                                    $3,258,799  $2,958,835

(A) Risk-adjusted revenues represent net interest income and noninterest revenues, less provision for credit losses.


                                ADVANTA
                              HIGHLIGHTS
                 (in thousands, except per share data)

                                                         Percent
                               Three Months Ended      Change From
                          ---------------------------
                          Dec. 31, Sept. 30, Dec. 31,  Prior   Prior
EARNINGS                    2004     2004      2003   Quarter   Year
----------------------------------------------------------------------
Basic income from
 continuing operations per
 common share:
     Class A              $  0.51  $  0.40  $   0.45    27.5 %  13.3 %
     Class B                 0.54     0.43      0.47    25.6    14.9
     Combined (A)            0.53     0.42      0.47    26.2    12.8
Diluted income from
 continuing operations per
 common share:
     Class A                 0.46     0.37      0.43    24.3     7.0
     Class B                 0.48     0.38      0.44    26.3     9.1
     Combined (A)            0.47     0.38      0.44    23.7     6.8
Basic net income per
 common share:
     Class A                 0.52     0.40      0.45    30.0    15.6
     Class B                 0.55     0.43      0.47    27.9    17.0
     Combined (A)            0.54     0.42      0.47    28.6    14.9
Diluted net income per
 common share:
     Class A                 0.47     0.37      0.43    27.0     9.3
     Class B                 0.49     0.38      0.44    28.9    11.4
     Combined (A)            0.48     0.38      0.44    26.3     9.1

Return on average common
 equity                     14.24 %  11.38 %   13.41 %  25.1     6.2

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average common
 shares used to compute:
   Basic earnings per
    common share
     Class A                8,811    8,803     8,803     0.1 %   0.1 %
     Class B               16,630   16,479    15,186     0.9     9.5
                           -------  -------  --------
     Total                 25,441   25,282    23,989     0.6     6.1

   Diluted earnings per
    common share
     Class A                8,811    8,803     8,803     0.1     0.1
     Class B               19,589   19,303    16,704     1.5    17.3
                           -------  -------  --------
     Total                 28,400   28,106    25,507     1.0    11.3

Ending shares outstanding
     Class A                9,607    9,607     9,607     0.0     0.0
     Class B               18,350   18,264    17,344     0.5     5.8
                           -------  -------  --------
     Total                 27,957   27,871    26,951     0.3     3.7

Stock price:
   Class A
     High                 $ 24.19  $ 23.55  $  13.48     2.7    79.5
     Low                    20.34    19.73     10.60     3.1    91.9
     Closing                22.62    22.80     12.93    (0.8)   74.9
   Class B
     High                   26.07    24.44     13.42     6.7    94.3
     Low                    21.68    20.30     10.55     6.8   105.5
     Closing                24.27    24.19     12.72     0.3    90.8

Cash dividends declared:
     Class A                0.095    0.095     0.063     0.0    50.0
     Class B                0.113    0.113     0.076     0.0    50.0

Book value per common
 share                      14.90    14.54     13.87     2.5     7.4

(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.


                               ADVANTA
                   BUSINESS CREDIT CARD STATISTICS
                           ($ in thousands)

                          Three Months Ended           Percent Change
                  -----------------------------------      From
                   Dec. 31,    Sept. 30,   Dec. 31,    Prior   Prior
                     2004        2004        2003     Quarter   Year
                  ----------- ----------- ----------- ------- --------
New account
 originations         40,663      24,578      42,083   65.4 %   (3.4)%
Average number of
 active
 accounts (A)        575,204     578,162     589,648   (0.5)    (2.4)
Ending number of
 accounts            777,943     770,195     786,700    1.0     (1.1)
Transaction
 volume           $2,214,215  $2,125,757  $1,944,617    4.2     13.9
Securitization
 volume increase
 (decrease)
 excluding
 replenishment
 sales            $   55,000  $  (35,000) $  119,750    N/M    (54.1)
Average managed
 receivables:
   Owned          $  722,088  $  646,934  $  594,034   11.6     21.6
   Securitized     2,536,711   2,513,053   2,364,801    0.9      7.3
                  ----------- ----------- -----------
   Managed (B)     3,258,799   3,159,987   2,958,835    3.1     10.1
Ending managed
 receivables:
   Owned          $  730,483  $  709,991  $  518,040    2.9     41.0
   Securitized     2,564,147   2,511,030   2,463,747    2.1      4.1
                  ----------- ----------- -----------
   Managed (B)     3,294,630   3,221,021   2,981,787    2.3     10.5

----------------------------------------------------------------------
CREDIT QUALITY -
 OWNED
-----------------
Receivables 30
 days or more
 delinquent       $   28,287  $   29,552  $   25,301
Receivables 90
 days or more
 delinquent           13,638      14,305      12,696
As a percentage
 of gross
 receivables:
   Receivables 30
    days or more
    delinquent          3.87%       4.16%       4.88%  (7.0)%  (20.7)%
   Receivables 90
    days or more
    delinquent          1.87        2.01        2.45   (7.0)   (23.7)
Net principal
 charge-offs:
   Amount         $   10,721  $   10,448  $   10,163
   As a
    percentage of
    average gross
    receivables
    (annualized)        5.94%       6.46%       6.84%  (8.0)   (13.2)

CREDIT QUALITY -
 SECURITIZED
-----------------
Receivables 30
 days or more
 delinquent       $  107,546  $  112,674  $  148,177
Receivables 90
 days or more
 delinquent           51,770      54,354      74,762
As a percentage
 of gross
 receivables:
   Receivables 30
    days or more
    delinquent          4.19%       4.49%       6.01%  (6.7)%  (30.3)%
   Receivables 90
    days or more
    delinquent          2.02        2.16        3.03   (6.5)   (33.3)
Net principal
 charge-offs:
   Amount         $   38,457  $   40,740  $   43,890
   As a
    percentage of
    average gross
    receivables
    (annualized)        6.06%       6.48%       7.42%  (6.5)   (18.3)

CREDIT QUALITY -
 MANAGED (B)
-----------------
Receivables 30
 days or more
 delinquent       $  135,833  $  142,226  $  173,478
Receivables 90
 days or more
 delinquent           65,408      68,659      87,458
As a percentage
 of gross
 receivables:
   Receivables 30
    days or more
    delinquent          4.12%       4.42%       5.82%  (6.8)%  (29.2)%
   Receivables 90
    days or more
    delinquent          1.99        2.13        2.93   (6.6)   (32.1)
Net principal
 charge-offs:
   Amount          $  49,178  $   51,188  $   54,053
   As a
    percentage of
    average gross
    receivables
    (annualized)        6.04%       6.48%       7.31%  (6.8)   (17.4)

(A) Active accounts are defined as accounts with a balance at month-end. Active account statistics do not include charged-off accounts. The statistics reported above represent the average number of active accounts for the periods presented.

(B) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.

N/M - Not Meaningful


                               ADVANTA
 RECONCILIATION OF MANAGED INCOME STATEMENT AND BALANCE SHEET MEASURES
                      TO GAAP FINANCIAL MEASURES
                            (in thousands)

In addition to evaluating the financial performance of the Advanta Business Cards segment under U.S. generally accepted accounting principles (GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed business credit card receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivables had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in business credit card securitizations.

                                          Three Months Ended
                                           December 31, 2004
                                 -------------------------------------
                                  Advanta                    Advanta
                                  Business                   Business
                                   Cards   Securitization     Cards
                                    GAAP    Adjustments       Managed
                                 --------- --------------   ----------
INCOME STATEMENT MEASURES
Interest income                  $ 27,694  $      88,979    $ 116,673
Interest expense                    8,842         17,285       26,127
Net interest income                18,852         71,694       90,546
Securitization income              28,192        (28,192)           0
Servicing revenues                 12,502        (12,502)           0
Other revenues, net                28,898          7,457       36,355
Total noninterest revenues         69,592        (33,237)      36,355
Provision for credit losses        10,721         38,457 (A)   49,178
                                 -------------------------------------
BALANCE SHEET MEASURES
Average business credit card
 receivables                      722,088      2,536,711    3,258,799
Ending business credit card
 receivables                      730,483      2,564,147    3,294,630
Business credit card
 receivables:
   30 days or more delinquent      28,287        107,546      135,833
   90 days or more delinquent      13,638         51,770       65,408
   Net principal charge-offs       10,721         38,457       49,178


                                           Three Months Ended
                                           December 31, 2003
                                 -------------------------------------
                                  Advanta                    Advanta
                                  Business                   Business
                                   Cards   Securitization     Cards
                                    GAAP    Adjustments       Managed
                                 --------- --------------   ----------
INCOME STATEMENT MEASURES
Interest income                  $ 24,464  $      90,040    $ 114,504
Interest expense                    9,859         11,087       20,946
Net interest income                14,605         78,953       93,558
Securitization income              32,896        (32,896)           0
Servicing revenues                 11,298        (11,298)           0
Other revenues, net                25,995          9,131       35,126
Total noninterest revenues         70,189        (35,063)      35,126
Provision for credit losses        10,163         43,890 (A)   54,053
                                 -------------------------------------
BALANCE SHEET MEASURES
Average business credit card
 receivables                      594,034      2,364,801    2,958,835
Ending business credit card
 receivables                      518,040      2,463,747    2,981,787
Business credit card
 receivables:
   30 days or more delinquent      25,301        148,177      173,478
   90 days or more delinquent      12,696         74,762       87,458
   Net principal charge-offs       10,163         43,890       54,053

(A) The provision for credit losses includes the amount by which the provision for credit losses would have been higher had the securitized receivables remained as owned and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

         -Statistical supplement available at www.advanta.com-


    CONTACT: Advanta Corp.
             Chris Curran
             Vice President, Investor Relations
             215-444-5335
             ccurran@advanta.com
               or
             Jennifer Lyons
             Communications
             215-444-5073
             AdvantaCommunications@advanta.com